CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED

STATES CODE)

In connection with the attached Report of The Swiss Helvetia Fund, Inc. (the “Registrant”) on Form N-CSR to be filed with the Securities and Exchange Commission (the “Report”), each of the undersigned officers of the Registrant does hereby certify that, to the best of such officer’s knowledge:

1.	the Form N-CSR fully complies with the requirements of Section 12(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d); and

2.	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 8, 2019

By:	/s/ Andrew Dakos
Andrew Dakos
President and Chief Executive Officer

By:	/s/ Thomas Antonucci
Thomas Antonucci
Chief Financial Officer